UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 2005


                     Digital Learning Management Corporation
                     ---------------------------------------
                 (Exact name of registrant specified in charter)


     Delaware                      000-26293                   88-0420306
     --------                      ---------                   ----------
    (State of                   (Commission File             (IRS Employer
   Incorporation)                   Number)                Identification No.)


                              19950 Mariner Avenue
                               Torrance, CA 90503
                               ------------------
               (Address of principal executive offices) (Zip Code)


                                 (310) 921-3444
                                 --------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[_]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[_]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[_]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On February 28, 2005, Digital Learning Management Corporation (the "Company") received a letter from Richard A. Rappaport indicating that he has decided to resign from the Company's board of directors, effective immediately. Mr. Rappaport's decision was not the result of any disagreement with the Company, known to an executive officer of the Company, relating to the Company's operations, policies or practices.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Digital Learning Management Corporation

                                 By:   /s/ Aurangzeb Bhatti
                                      ---------------------------------------
                                 Name:  Aurangzeb Bhatti
                                 Title: President


Dated: March 4, 2005

                                       3